Zevia Appoints Andy Ruben as Lead Independent Director

LOS ANGELES – September 25, 2023 (BUSINESS WIRE) – Zevia PBC (“Zevia” or the “Company”) (NYSE: ZVIA), the company disrupting the liquid refreshment beverage industry with great tasting, zero sugar beverages made with simple, plant-based ingredients, today announced that its Board of Directors has appointed Andy Ruben as Lead Independent Director, effective September 20, 2023. Mr. Ruben joined the Company’s Board in December 2020 and currently serves as Chair of the Environmental, Social and Governance Committee and is a member of the Nominating and Enterprise Risk Management Committee.

Mr. Ruben has extensive experience in consumer-focused businesses encompassing strategy, technology, sustainability, branding and omni-channel retail. He is Executive Chair of Trove, a company he founded in March 2012 that provides technology, logistics and expertise for outdoor, apparel and luxury companies to operate brand resale programs. Prior to Trove, Mr. Ruben led a number of transformational endeavors at Walmart, including launching and then leading the company’s heralded sustainability efforts. Additionally, he led Walmart’s food and consumable private brands and oversaw global corporate and ecommerce strategy, food and beverage sourcing and omni-channel efforts.

“We are very pleased to announce Andy’s appointment as our next Lead Independent Director,” said Amy Taylor, President and CEO of Zevia. “He’s an accomplished executive and proven leader with a broad skill set that combines a founder’s mentality with deep operational expertise in highly relevant areas. Andy’s strong commitment to sustainability and global health is also firmly aligned with our values.”

“It’s my privilege to serve as Lead Independent Director of Zevia’s Board of Directors,” said Mr. Ruben. “I look forward to partnering with Amy, the management team and the rest of the Board to continue advancing our strategies to scale the business and drive significant, profitable growth.”

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “anticipate,” “believe,” “consider,” “contemplate,” “continue,” “could,’” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “on track,” “outlook,” “plan,” “potential,” “predict,” “project,” pursue,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other similar words, terms or expressions with similar meanings. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements contained in this press release relate to, among other things, statements regarding 2023 Guidance and anticipated growth, supply chain service levels and our efforts to resolve supply chain logistics challenges, strategic direction, branding, operating environment, distribution, velocity, pricing and costs. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the ability to develop and maintain our brand, our ability to successfully execute on our rebranding strategy and cost reduction initiatives, our ability to restore supply chain service levels on the anticipated timeline, product demand, change in consumer preferences, pricing factors, the impact of inflation on our sales growth and cost structure such as increased commodity, packaging, transportation and freight, warehouse, labor and other input costs and other economic, competitive and governmental factors outside of our control, such as pandemics or epidemics, and adverse global macroeconomic conditions, including rising interest rates, instability in financial institutions and a recessionary environment, and geopolitical events or conflicts, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to our filings with the U.S. Securities and Exchange Commission for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

About Zevia

Zevia PBC, a Delaware public benefit corporation designated as a “Certified B Corporation,” is focused on addressing the global health challenges resulting from excess sugar consumption by offering a broad portfolio of zero sugar, zero calorie, naturally sweetened beverages. All Zevia® beverages are made with a handful of simple, plant-based ingredients, contain no artificial sweeteners, and are Non-GMO Project verified, gluten-free, Kosher, vegan and zero sodium. Zevia is distributed in more than 32,000 retail locations in the U.S. and Canada through a diverse network of major retailers in the food, drug, warehouse club, mass, natural and ecommerce channels.

(ZEVIA-F)

Contacts

Media

Annie Thompson

Edelman Smithfield

713-299-4115

Annie.Thompson@edelmansmithfield.com

Investors

Reed Anderson

ICR

646-277-1260

Reed.Anderson@icrinc.com